As filed with the Securities and
Exchange Commission on May 31, 2000                       Registration No. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                       BIOJECT MEDICAL TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

           Oregon                                     93-1099680
-------------------------------             ------------------------------------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation or organization)

                            7620 S.W. Bridgeport Road
                               Portland, OR 97224
                     --------------------------------------
                     Address of Principal Executive Offices

                                 (503) 639-7221
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

          Bioject Medical Technologies, Inc. 1992 Stock Incentive Plan
          ------------------------------------------------------------
                            (Full Title of the Plan)

                                 James C. O'Shea
                             Chief Executive Officer
                            7620 S.W. Bridgeport Road
                             Portland, Oregon 97224
                        ---------------------------------------
                        (Name and Address of Agent For Service)

                                     (503) 639-7221
              ------------------------------------------------------------
             (Telephone Number, Including Area Code, of Agent For Service)


                         CALCULATION OF REGISTRATION FEE

=================================================================================================================================
                                                                Proposed Maximum        Proposed Maximum
     Title of Each Class of               Amount to            Offering Price Per      Aggregate Offering         Amount of
   Securities to be Registered         be Registered(1)             Share(2)                  Price          Registration Fee(1)
---------------------------------------------------------------------------------------------------------------------------------
Common Shares,                          300,000 shares               $8.6875               $2,606,250              $688.05
no par value
=================================================================================================================================

(1)  To be offered by The Company pursuant to the Plan described herein.

(2) The proposed maximum offering price per share and the registration fee were calculated in accordance with rule 457(c) and (h) based on the average of the high and low prices for shares of the registrant's Common Stock on May 23, 2000 as quoted by the Nasdaq SmallCap Market, which was $8.6875 per share.

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           PART II. INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

                      REGISTRATION OF ADDITIONAL SECURITIES

     Pursuant to General Instruction E, this Registration Statement on Form S-8 is filed by Bioject Medical Technologies, Inc. (the "Registrant") to register additional securities under the Bioject Medical Technologies, Inc. 1992 Stock Incentive Plan (the "Plan") covered by the Registrant's Registration Statement on Form S-8 (No. 33-42156), as amended. The additional securities are to be issued pursuant to an amendment to the Plan approved by the Registrant's Board of Directors on September 10, 1997 and on July 28, 1998, and by the Registrant's Shareholders on September 10, 1998. Portions of Registration Statement No. 33-94400, 33-56454 and 33-42156 are incorporated herein by reference.

Item 8.  Exhibits.

Exhibit Number          Exhibit
--------------          -------
    4.1*                Bioject Medical Technologies, Inc. 1992 Stock Incentive
                        Plan, as amended

    5.1                 Opinion of Dorsey & Whitney LLP

   23.1                 Consent of Dorsey & Whitney LLP
                        (included in Exhibit 5.1)

   23.2                 Consent of Independent Public Accountants

   24.1                 Power of Attorney (See page II-6 of this Registration
                        Statement)
--------------------

* Incorporated by reference to Exhibit 4.3 of the Company's Form 10-Q for the period ended December 31, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, Oregon, on this 26th day of August, 1999.

                                    BIOJECT MEDICAL TECHNOLOGIES INC.


                                    By: /s/ James C. O'Shea
                                        ----------------------------------------
                                        James C. O'Shea
                                        Chairman of the Board, Chief Executive
                                          Officer and President


                                POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints James C. O'Shea and Michael A. Temple, or either of them, his attorney-in-fact, with the power of substitution, for them in any and all capacities, to sign any amendments to this registration statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature                    Title                            Date
---------                    -----                            ----


/s/ James C. O'Shea          Chairman of the Board            May 25, 2000
-----------------------      Chief Executive Officer
James C. O'Shea              and President (Principal
                             Executive, Accounting and
                             Financial Officer)


/s/ William A. Gouveia       Director                         May 31, 2000
-----------------------
William A. Gouveia


/s/ John Ruedy, M.D.         Director                         May 26, 2000
-----------------------
John Ruedy, M.D.


                             Director
-----------------------
Grace Keeney Fey


/s/ Eric T. Herfindal        Director                         May 30, 2000
-----------------------
Eric T. Herfindal


/s/ Richard J. Plestina      Director                         May 27, 2000
-----------------------
Richard J. Plestina


                             Director
-----------------------
David H. de Weese


/s/ Edward Flynn             Director                         May 31, 2000
-----------------------
Edward Flynn

                                  EXHIBIT INDEX

Exhibit
Number           Exhibit                                               Page
------           -------                                               ----

 4.1*            Bioject Medical Technologies, Inc.
                 1992 Stock Option Plan

 5.1             Opinion of Dorsey & Whitney LLP

23.1             Consent of Dorsey & Whitney LLP
                 (included in Exhibit 5.1)

23.2             Consent of Independent Public Accountants

24.1             Power of Attorney (See page II-6 of
                 this Registration Statement)
--------------------

* Incorporated by reference to Exhibit 4.3 of the Company's Form 10-Q for the period ended December 31, 1997.